Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 7 - Commitments and Contingencies

Forward Purchase Commitment

In August 2011, we entered into a forward purchase commitment with an unrelated third-party developer to acquire a newly constructed industrial facility totaling approximately 267,000 square feet in the Houston market. The forward purchase commitment allows us to acquire the building and related land upon completion of construction, subject to a variety of conditions including the building complying with approved drawings and specifications. The purchase price of $12.4 million includes estimates for allowances for tenant improvements and leasing commissions. The closing under the forward purchase commitment is expected in mid 2012. We made two deposits on the project; the first was in cash totaling $1.0 million and the second was in the form of an unconditional standby letter of credit totaling $3.3 million. The cash deposit and letter of credit will be applied towards the purchase price at closing in accordance with the agreement.

Legal Matters

We are a party to various legal actions and administrative proceedings arising in the ordinary course of business, some of which may be covered by liability insurance, and none of which we expect to have a material adverse effect on our consolidated financial condition or results of operations.

Operating Leases

We are obligated under non-cancelable office space, ground and equipment operating leases. Approximate minimum annual rentals under operating leases are as follows (in thousands):

Year Ended December 31:	Operating Leases	Ground Leases
2012	$656	$474
2013	636	474
2014	638	489
2015	560	544
2016	435	544
Thereafter	30	11,208

Total	$2,955	$13,733

Substantially all of the office space and equipment subject to the operating leases described above are for the use at our corporate and regional offices. Rent expense recognized was approximately $1.1 million, $1.2 million and $0.9 million during the years ended December 31, 2011, 2010 and 2009, respectively.